UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 31, 2023/March 30, 2023

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 Kingsley Park Drive Fort Mill, South Carolina 29715 (Address and zip code of principal executive offices)

(803) 802-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On March 30, 2023, Domtar Corporation (the “Company”) entered into a Senior Advisor Services Agreement (the “Agreement”) with the Company’s current President and CEO John D. Williams. Under the Agreement, following Mr. Williams’ previously announced retirement date of June 30, 2023, he will continue as a non-executive Senior Advisor to Paper Excellence Group’s founder, Jackson Wijaya. He will also be serving as Non-Executive Chairman of the Management Board of the Paper Excellence Group. The term of the Agreement is for a three-year period beginning on July 1, 2023, and ending on June 30, 2026, subject to earlier termination in accordance with the terms of the Agreement. Under the terms of the Agreement, Mr. Williams will be responsible for supporting the Company’s leadership transition. He will be paid an annual base salary of $2,000,000 and will remain eligible to participate in the Company’s Annual Incentive Plan for calendar year 2023. Thereafter he will be eligible to an annual incentive bonus in an amount of up to $250,000 to be earned based upon the achievement of key performance indicators.

The foregoing summary does not constitute a complete description of, and is qualified in its entirety by reference to, the terms of the Senior Advisor Services Agreement between Mr. Williams and the Company, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibits

10.1	Senior Advisor Services Agreement between John D. Williams and Domtar Corporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION
(Registrant)

By:	/s/ Nancy Klembus
Name:	Nancy Klembus
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: March 31, 2023